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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): MAY 22, 2001

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                         MAGELLAN HEALTH SERVICES, INC.

             (Exact name of registrant as specified in its charter)

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
                                     DELAWARE
                  (State or other jurisdiction of incorporation)

                                                            58-1076937
       (Commission File Number)                          (I.R.S. Employer
                                                       Identification No.)

      6950 COLUMBIA GATEWAY DRIVE
               SUITE 400
          COLUMBIA, MARYLAND                                  21046
    (Address of principal executive                         (Zip Code)
               offices)
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       Registrant's telephone number, including area code: (410) 953-1000

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ITEM 5. OTHER EVENTS

    On May 22, 2001, Magellan Health Services, Inc. issued a press release pursuant to the safe harbor in Rule 135c under the Securities Act of 1933 announcing a proposed private placement of senior unsecured notes. A copy of the press release is attached as Exhibit 99 to this current report on Form 8-K.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

    (a) Financial Statements: None

    (b) Pro Forma Financial Statements: None

    (c) Exhibits.

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
   EXHIBIT NUMBER       DESCRIPTION
---------------------   ------------------------------------------------------------
         99             Registrant's press release dated May 22, 2001
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                                   SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

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
                                                       MAGELLAN HEALTH SERVICES, INC.

                                                       By:           /s/ THOMAS C. HOFMEISTER
                                                            -----------------------------------------
                                                                       Thomas C. Hofmeister
                                                                    SENIOR VICE PRESIDENT AND
                                                                     CHIEF ACCOUNTING OFFICER
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Date: May 22, 2001

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